Exhibit 99.1

(Formerly Silicon Valley Bancshares)

3003 Tasman Drive Santa Clara, CA 95054

Contact:
Lisa Bertolet	Meghan O’Leary
Investor Relations	Public Relations
(408) 654-7282	(408) 654-6364

NASDAQ: SIVB

SVB FINANCIAL GROUP UPDATES STATUS OF FORM 10-Q FILING FOR SECOND QUARTER

SANTA CLARA, Calif. — August 9, 2005 — SVB Financial Group (Nasdaq: SIVB) today filed with the Securities and Exchange Commission a notice of late filing on Form 12b-25 with respect to its quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2005.  Due to changes in the Company’s accounting treatment for warrants dating back to the third quarter of 2001, the Company indicated in the notice that the Form 10-Q for the second quarter would not be filed by the prescribed due date of August 9, 2005, and that the Company did not expect that it would be filed within five days after such due date, as provided under Rule 12b-25 of the Securities Exchange Act of 1934, as amended.   The Company currently expects that the Form 10-Q will be filed during the third calendar quarter of 2005.

As previously disclosed, the Company plans to restate its consolidated financial statements for the years 2001, 2002, 2003 and 2004, and the first quarter of 2005, due to a revision in the accounting treatment for its portfolio of unexercised warrant securities in privately-held companies.  For more information about this revision, refer to SVB Financial Group’s news release on this matter dated July 21, 2005.

The Company intends to file amendments to its Annual Report on Form 10-K for the year ending December 31, 2004 and its Quarterly Report on Form 10-Q for the quarter ending March 31, 2005, shortly before or simultaneously with the filing of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2005.

About SVB Financial Group

For more than twenty years, SVB Financial Group, formerly Silicon Valley Bancshares, has been dedicated to helping entrepreneurs succeed. SVB Financial Group is a financial holding company that serves emerging growth and mature companies in the technology, life science, private equity and premium wine industries. Headquartered in Santa Clara, Calif., SVB Financial Group provides clients with commercial, investment, international and private banking services. The Company also offers funds management, broker-dealer transactions, asset management and a full range of services for private equity companies, as well as the added value of its knowledge and networks worldwide. More information on the Company can be found at www.svb.com.

Safe Harbor

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, the statements made above about the expected timing and extent of filings by the Company with the Securities and Exchange Commission, and the Company’s process for restating its financial statements and change in warrant accounting treatment. Management has in the past and might in the future make forward-looking statements orally to analysts, investors, the media and others.  Forward-looking statements are statements that are not historical facts.  Although management believes that the expectations reflected in these forward-looking statements are reasonable, and it has based these expectations on its beliefs, as well as its assumptions, such expectations may prove to be incorrect.  Actual results could differ significantly from those expressed in or implied by management’s forward-looking statements, due to the actual results of the restatement process, the actual timing and extent of the filings with the SEC, and the need for additional actions in connection with the restated financial statements and change in warrant accounting treatment, as well as changes in economic, business and regulatory factors and trends.  All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.  The forward-looking statements included in this release are made only as of the date of this release.  The Company does not intend, and undertakes no obligation, to update these forward-looking statements.